November 10, 2026
Summary Prospectus

Vanguard Emerging Markets Bond Active ETF
Exchange-traded fund shares that are not individually redeemable and are listed on Cboe BZX Exchange, Inc.
Vanguard Emerging Markets Bond Active ETF Shares (VEMB)
The Fund’s statutory Prospectus and Statement of Additional Information dated November 10, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard Emerging Markets Bond Active ETF (the “Fund”) seeks to provide total return while generating a moderate level of current income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.29%
12b-1 Distribution Fee	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses[1]	0.35%
1
The expense information shown in the table reflects estimated amounts for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years
$36	$113

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operating history and therefore, has no portfolio turnover information.
Principal Investment Strategies
The Fund employs an active management approach, investing in bonds of various maturities, yields, and qualities. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers that are tied economically to emerging market countries. For purposes of the 80% policy, “bonds” include sovereign bonds that are issued or guaranteed by foreign governments or their agencies, authorities, political subdivisions or instrumentalities, or other supranational agencies, as well as bonds issued or guaranteed by foreign corporations and foreign financial institutions; and “emerging market countries” include countries whose economies or bond markets are less developed, which includes most countries except for Australia, Canada, Japan, New Zealand, the United States, the United Kingdom, France, Germany, Italy, Belgium, the Netherlands, and Luxembourg. The Fund seeks to have the majority of its bond holdings denominated in or hedged back to the U.S. dollar, and also to invest in bonds denominated in emerging markets local currencies on an unhedged basis.

The advisor considers a number of factors to determine whether an issuer is tied economically to an emerging market country including: whether a third-party vendor has assigned an emerging market country classification to the issuer or included the issuer in an index representative of an emerging market country; the issuer’s domicile, incorporation, and location of assets; whether the issuer derives at least 50% of its revenues from, or has at least 50% of its assets in, an emerging market country; the source of government guarantees (if any); or the primary trading market or listing exchange. Whether an issuer is tied economically to an emerging market country can be determined under any of these factors.

The Fund may invest in emerging market bonds of any maturity or quality and be fixed or floating rate bonds. The Fund may invest a majority of its assets in bonds that are rated below investment-grade (including those in default), which have ratings the equivalent of Ba1 or lower by Moody’s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. Bonds rated below investment-grade (often referred to as “junk bonds”) may also be referred to as high-yield securities.

The Fund is considered nondiversified, as defined in the Investment Company Act of 1940, which means that it may invest a larger percentage of its assets in the securities of particular issuers as compared with diversified funds.

 The Fund may invest a large percentage of its assets in issuers of a single country, a small number of countries, or a geographic region.

 The Fund invests in derivatives such as fixed income futures contracts, fixed income options (including options on swaps), currency swaps, foreign currency exchange forward contracts, currency spot contracts US Treasury futures, US Treasury future options, interest rate swaps, interest rate swaptions, inflation swaps, emerging market swaps and futures, total return swaps, credit default swaps and swaptions (on single security names or an index), or other derivatives. The Fund also may take short positions in certain derivatives. The Fund may use derivatives for any investment purpose, including as a substitute to direct investment or as a means to adjust its interest rate exposure, its currency exposure, or its exposure to a particular market, segment of the market, or security.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments, technological advances and disruption, as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Fund invests a large portion of its assets in securities of issuers located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in such country or region.
• Investing in Emerging Markets. Investments in emerging markets are subject to higher degrees of risk and volatility than investments in developed markets. Compared with developed markets, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. In addition, emerging markets generally have less efficient trading markets with lower overall liquidity and more volatile currency exchange rates. Each of these risks can cause losses to the Fund’s investments and/or impact the Fund’s performance.
• Currency Risk. The Fund is subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Fund’s holdings.
• Currency Hedging. The Fund may attempt to offset currency risk through a hedging strategy; however, by doing so, the Fund may not be able to capture gains that it could otherwise realize if it did not have a hedging strategy. It generally is not possible to perfectly hedge the risk posed by foreign currency exposure. Hedging transactions can increase transaction costs and subject the Fund to the risk that a counterparty is unable to fulfill its contractual obligation, in which case the Fund could be subject to additional loss.
• Investing in Bond Markets. The Fund invests in bonds. As a result, the Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Investing in an Emerging Markets Bond Fund. The returns of U.S. bonds are less volatile than, and typically are not correlated with, the returns of U.S. and foreign stocks. As a result, many investors invest in bonds and bond funds in an attempt to lower the overall risk of their portfolios. However, this strategy is less likely to be effective when investing in emerging market bonds or in funds that invest primarily in emerging market bonds (such as the Fund). The returns of emerging market bonds are more volatile than the returns of U.S. bonds and often have a higher correlation to the returns of stocks. Investors should not expect the Fund’s performance, volatility, or level of risk to be similar to that of a U.S. bond fund.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by the Fund would result in the Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent bond calls and subsequent reinvestments of the proceeds also would increase the Fund’s turnover rate.
• High-Yield Securities. Bonds rated below investment-grade, also referred to as high-yield securities, are considered speculative with respect to the issuer’s ability, or perceptions of the issuer’s ability, to make timely principal and interest payments. They are more volatile, less liquid, and involve greater risk of default than investment-grade securities. Investing in high-yield securities could result in a loss of income and/or principal for the Fund.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Management of Certain Similar Funds. The name, investment objective, principal investment strategies, and risks of the Fund are similar to another separate fund managed by the Fund’s portfolio managers. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, that other fund.
• Nondiversified Funds. The Fund is considered a nondiversified fund as defined under the Investment Company Act of 1940. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, their performance may be negatively impacted by relatively few securities or even a single security, and their shares may experience significant fluctuations in value.
• Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
• Short Selling. The Fund may lose money in connection with its short sales of certain securities and/or derivatives. In a short sale, the Fund sells a security that it does not own and “borrows” the security from a third-party in order to settle the transaction with the original buyer. The Fund later repurchases the security on the open market and returns it to the third party. The Fund can profit from a short sale if the price of the borrowed security declines before the Fund repurchases it. However, there is no guarantee that the price of the borrowed security will decline. In fact, the security’s price may rise, which would increase the cost to the Fund to repurchase the security and ultimately result in a loss to the Fund. Because there is no upward limit on how high the price of a borrowed security could rise, the Fund’s potential for loss in connection with a short sale is theoretically unlimited.
• ETF Share Trading. The Fund’s ETF shares are listed for trading on Cboe BZX Exchange, Inc. and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF shares (including through a trading halt), as well as other factors, may result in ETF shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

The Fund is not a share class of and should not be confused with
Vanguard Emerging Markets Bond Fund, which is a separate Vanguard fund. The funds may share an investment objective and certain elements of their principal investment strategies; however, the investment results of the funds are not expected to be the same due to differences in execution of those strategies. To obtain a prospectus for Vanguard Emerging
Markets Bond Fund, please visit our website.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
This is the Fund’s initial Prospectus, so it does not contain performance data.
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Daniel Shaykevich, Principal of Vanguard and Portfolio Manager at VCM. He has co-managed the Fund since its inception in November 2026.
Mauro Favini, Portfolio Manager at VCM. He has co-managed the Fund since its inception in November 2026.
Purchase and Sale of Fund Shares
ETF shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF shares cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Emerging Markets Bond Active ETF Shares—Fund Number V122
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP V122 112026